DELAWARE GROUP EQUITY FUNDS III

DELAWARE TREND FUND
Class A * Class B * Class C * Class R
(the "Fund")

Supplement to the Fund's Prospectus dated August 31, 2004

The following replaces the information under How to buy shares - By wire in the section About your account on page 14:
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By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

This Supplement is dated December 8, 2004.